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                                                                   EXHIBIT 10.22

                                                 [ALLOS THERAPEUTICS, INC. LOGO]

                                 March 17, 2000

On December 30, 1998, Allos Therapeutics, Inc. ("Allos") accepted Taylor Pharmaceuticals, Inc. Development Proposal number allos1098c, dated 28 December 1998, for RSR13 (New Formulation) in vials (the "Proposal").

The purpose of this letter is to confirm that the Proposal, with the exception of the "Estimate for Commercial Manufacturing" contained on Page 5, serves as the final approved agreement between the parties pursuant to which the parties will operate until such time as it is terminated, in writing, by Allos, or the development phase of the program is completed and the product is approved for commercial sale by the FDA or other similar international agency.

Acknowledged and Agreed.

TAYLOR PHARMACEUTICALS, INC.                ALLOS THERAPEUTICS, INC.

By:    /s/ Thoman Handel                    By:      /s/ Douglas G. Johnson
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Name:  Thomas Handel                        Name:    Douglas G. Johnson
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Title: Executive Director                   Title:   Director, Manufacturing
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Date:  3/17/00                              Date:    17-March-2000
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